UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 7, 2011

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Item 3.02 Unregistered Sale of Equity Securities.

On June 7, 2011, Evercore Partners Inc. (“Evercore”) entered into a definitive sale and purchase agreement to acquire all of the outstanding partnership interests in The Lexicon Partnership LLP, a U.K. incorporated limited liability partnership (“Lexicon”), for a purchase price of approximately £86 million. In the aggregate, the sellers will receive approximately £41 million in cash and 2,200,612 shares of Evercore’s Class A common stock, par value $0.01 per share (“Class A Shares”). Of the total purchase price, £32 million in cash and 317,119 Class A Shares will be paid to the sellers at closing; provided that, in certain circumstances, the sellers may receive cash in lieu of these Class A Shares on December 31, 2011. Substantially all of the 317,119 Class A Shares deliverable on the closing date of the acquisition are subject to restrictions on transfer that terminate on the earlier of (i) June 30, 2012 and (ii) the date of the first secondary offering by Evercore following the closing of the acquisition.

Payment of the remaining £9 million in cash and 1,883,493 Class A Shares will be deferred and will vest in installments over a four-year period beginning on June 30, 2012. All deferred consideration, whether in the form of Class A Shares or cash, upon vesting, will be delivered to the sellers on the earlier of (i) the first anniversary of the relevant vesting date and (ii) the date of the first secondary offering by Evercore following the relevant vesting date. Vesting of the Class A Shares and cash consideration will accelerate in certain circumstances, including, but not limited to, a seller’s termination without cause, a qualifying retirement or upon a change of control.

In addition, Evercore will fund the repayment of £5 million of outstanding Lexicon capital notes at closing.

The sale and purchase agreement (i) contains customary representations and warranties by Evercore and Lexicon and (ii) until the acquisition is consummated, requires Lexicon to operate its business in the ordinary course and permits certain Evercore employees to have reasonable access during normal business hours to the operations and personnel of Lexicon. The sale and purchase agreement may not be terminated by either party, including in the event of a material adverse change in Evercore’s or Lexicon’s business, but shall automatically terminate if the acquisition is not completed by December 31, 2011 (or such later time as may be agreed between the parties). Completion of the acquisition, which is currently expected to occur in the third quarter of 2011, is subject to the receipt of regulatory approvals from the U.K. Financial Services Authority, the Financial Industry Regulatory Authority and the Hong Kong Securities and Futures Commission.

A copy of the sale and purchase agreement is filed as an Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the sale and purchase agreement is qualified in its entirety by reference thereto.

The Class A Shares to be issued in connection with the acquisition will be offered and sold on a basis that such offer and sale is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On June 7, 2011, Evercore issued a press release announcing that it had entered into the sale and purchase agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated herein in this item of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Evercore anticipates that upon completion of acquisition, Andrew Sibbald, the Senior Partner of Lexicon, will become the CEO of Evercore’s European Advisory business and will join Evercore’s management committee.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect our current views with respect to, among other things, our operations and financial performance. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. All statements other than statements of historical fact included in this release are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include, but are not limited to, those described under “Risk Factors” discussed in our Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent Quarterly Reports on Form 10-Q. The acquisition of Lexicon is subject to various closing conditions, including the obtaining of regulatory consents, that may not be satisfied, and the anticipated impact on our earnings from the acquisition is dependent upon Lexicon achieving certain projected levels of growth. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this discussion. In addition, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

Exhibit 2.1	Deed, dated as of June 7, 2011, by and between Evercore Partners Inc. and the Sellers named therein, regarding the sale and purchase of The Lexicon Partnership LLP.

Exhibit 99.1	Press Release, dated June 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE PARTNERS INC.

Dated: June 9, 2011	By:	/s/ Adam B. Frankel
	Name:	Adam B. Frankel
	Title:	General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 2.1	Deed, dated as of June 7, 2011, by and between Evercore Partners Inc. and the Sellers named therein, regarding the sale and purchase of The Lexicon Partnership LLP.

Exhibit 99.1	Press Release, dated June 7, 2011.

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